Income Taxes - Significant Components of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015	Jun. 30, 2014
Deferred Tax Assets
Net Operating Losses	$ 9,145	$ 43,583
Insurance Accruals	12,084	10,641
Tax Credits	8,623	11,550
Cash Flow Hedge-OCI	3,431	4,004
Intangibles	10,794	12,602
Doubtful Accounts	1,528	1,932
Returns Club		343
Compensation Accruals	9,481	8,054
Other	2,310	1,960
Total gross deferred tax assets	57,396	94,669
Less: Valuation Allowance	(9,116)	(9,300)
Deferred Tax Assets	48,280	85,369
Deferred Tax Liabilities
Fixed Assets	318,986	361,856
Trademark	61,823	61,603
Cancellation of Debt Income	6,192	9,300
Linens, uniforms and supplies	3,959	4,225
Other	348	1,973
Deferred Tax Liabilities	391,308	438,957	$ 462,300
Net Deferred Taxes	$ (343,028)	$ (353,588)	$ (14,000)